UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
POSTROCK ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 7, 2013.

Meeting Information
POSTROCK ENERGY CORPORATION	Meeting Type:	Annual Meeting
	For holders as of:	March 15, 2013
	Date: May 7, 2013	Time: 1:30 PM
Location: Ronald J. Norick Downtown Library
300 Park Avenue
4th Floor (Rooms A and B) Oklahoma City, OK 73102

POSTROCK ENERGY CORPORATION 210 PARK AVE., SUITE 2750 OKLAHOMA CITY, OK 73102

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement     2. Form 10-K     3. Any amendments thereto required to be furnished to shareholders

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:              sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 23, 2013 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, picture identification and evidence of ownership. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Directions to attend the annual meeting can be found at www.pstr.com.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends you vote FOR the following Director nominees
1.	Electionof Directors
Nominees:
	01) Nathan M. Avery	05) Duke R. Ligon
	02) Terry W. Carter	06) J. Philip McCormick
	03) William H. Damon III	07) Mark A. Stansberry
04) Thomas J. Edelman

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5, and that you vote FOR a three-year frequency concerning proposal 6.

2.	To approve an amendment to the Company’s 2010 Long-Term Incentive Plan increasing the number of shares of common stock issuable under the Plan by 5,000,000 shares.

3.	To approve adoption of the Company’s deferred compensation plan.

4.	To ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for 2013.

5.	To approve, by a stockholder non-binding advisory vote, the compensation paid to the Company’s named executive officers.

6.	To approve, by a stockholder non-binding advisory vote, the frequency (every year, every two years or every three years) of stockholder advisory approval of the compensation paid to the Company’s named executive officers.

7.	To transact such other business as may properly come before the meeting or any adjournment thereof.

M53835-P33607